SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004.

NEOFORMA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

Commission File Number 000-28715

000-28715	77-0424252
(Commission File Number)	(I.R.S. Employer Identification No.)

3061 Zanker Rd., San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

(408) 468-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7. EXHIBITS

(c) Exhibits.

99.1	Press Release issued by Neoforma, Inc., dated February 17, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 17, 2004, Neoforma, Inc. issued a press release announcing its financial results for the fiscal year ended December 31, 2003. A copy of the press release is attached to this Current Report as Exhibit 99.1.

The information contained in this Item 12 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOFORMA , INC.

Date: February 17, 2004	By:	/s/ ANDREW L. GUGGENHIME
Andrew L. Guggenhime Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued by Neoforma, Inc. dated February 17, 2004.